Exhibit 10.3

ALLONGE TO PROMISSORY NOTE

This Allonge to Promissory Note is made as of January 1, 2009, by and between Celldex Therapeutics, Inc., successor in interest to Avant Immunotherapeutics, Inc., a Delaware corporation, (“Borrower”) and MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body corporate and politic created under Massachusetts General Laws chapter 23G, (“Lender”).

Recitals

A.                                   Avant Immunotherapeutics, Inc. made a Promissory Note (the “Note”) payable to Lender dated December 22, 2003 in the original principal amount of $1,104,000.00 as reduced in November, 2004 to $904,000.00 (the “Loan”), secured by a Security Agreement: Equipment also dated December 22,2003 and all other instruments evidencing, securing or given in relation to the loan, (the “Loan Documents”).

B.                                     Lender and Borrower have agreed to amend the Note to reflect the name change of Avant Immunotherapeutics, Inc. to Celldex Therapeutics, Inc.

C.                                     Now, therefore, in consideration of the making of the Loan and the agreement to amend the terms thereof and other valuable consideration, Borrower and Lender hereby agree that the Note is amended as follows:

The Maker of the Note, as defined on page 1 of the Note shall be Celldex Therapeutics, Inc.

This Allonge shall be affixed to the Note and together they shall constitute one instrument.

All terms, provisions, agreements, and covenants in the Note, as amended hereby, are ratified and affirmed by Borrower and the guarantors of the Loan as evidenced by their signatures hereon.

All representations and warranties contained in the Note and Loan Documents remain true as of the date hereof.

Borrower and Lender agree that the Loan Documents are hereby amended so that all references therein to the Note shall mean the Note as amended hereby.

Borrower acknowledges that its obligations under the Note and Loan Documents, as amended hereby, remain in full force and effect. This amendment does not in any manner release the Borrower from its obligations under the Note or the Loan Documents nor does this amendment in any manner cancel, terminate, or impair the status or priority of any of the terms of the Note or the Loan Documents or the liens or security interests granted to the Lender thereunder.

Executed as a sealed instrument as of the date first set forth above.

WITNESSES:	CELLDEX THERAPEUTICS, INC.

/s/ [ILLEGIBLE]	By:	/s/ Avery W. Catlin
		Name:	Avery W. Catlin
		Title:	SVP and CFO

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

/s/ Lisa A. Aylwn	By:	/s/ Laura L. Canter
		Name:	Laura L. Canter
		Title:	Executive Vice President Finance Programs